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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 14, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


           PENNSYLVANIA                                     25-1435979
  (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                       Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) The exhibits listed on the Exhibit Index accompanying this Form 8-K are furnished herewith.



ITEM 9.    REGULATION FD DISCLOSURE

           On August 14, 2002, The PNC Financial Services Group, Inc. (the "Corporation") filed with the Securities and Exchange Commission ("Commission") its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 accompanied by the certifications of James E. Rohr, Chairman and Chief Executive Officer, and Robert L. Haunschild, Senior Vice President and Chief Financial Officer, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of such certifications are attached hereto as Exhibits 99.1 and 99.2.

           In accordance with the Order issued by the Commission on June 27, 2002 ("Order Requiring the Filing of Sworn Statements Pursuant to
           Section 21(a)(1) of the Securities Exchange Act of 1934," File
           No. 4-460), James E. Rohr, principal executive officer of the Corporation, and Robert L. Haunschild, principal financial officer of the Corporation, executed and delivered on August 14, 2002 for filing with the Commission their sworn written statements required by such Order. Conformed copies of such sworn written statements are attached hereto as Exhibits 99.3 and 99.4.


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE PNC FINANCIAL SERVICES GROUP, INC.
                                   (Registrant)


           Date: August 14, 2002   By:    /s/ Robert L. Haunschild
                                       ---------------------------------
                                       Robert L. Haunschild
                                       Senior Vice President and
                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Number    Description                                                                   Method of Filing
------    -----------                                                                   ----------------

99.1      Certification of James E. Rohr pursuant to 18 U.S.C. Section 1350             Filed Herewith
99.2      Certification of Robert L. Haunschild pursuant to 18 U.S.C. Section 1350      Filed Herewith
99.3      Sworn written statement of James E. Rohr                                      Filed Herewith
99.4      Sworn written statement of Robert L. Haunschild                               Filed Herewith